PROSPECTUS

[LOGO]  Morgan Keegan Southern Capital Fund

The fund seeks capital appreciation by investing principally in securities of companies which are headquartered in the southern United States.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



                          MORGAN KEEGAN & COMPANY, INC.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4100
                                 (800) 366-7426
                                November 1, 1999


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                                TABLE OF CONTENTS
                                                                            PAGE

Investment Objective...........................................................1
Principal Investment Strategies................................................1
Principal Risks................................................................1
Performance....................................................................3
Fees and Expenses of the fund..................................................4
Fees...........................................................................5
Your Account...................................................................5
  Buying shares................................................................5
  Policies for Buying Shares...................................................6
  Buying Shares Through an Investment Broker...................................6
  To Add to an Account.........................................................7
  Selling Shares...............................................................7
  To Sell Some or All of Your Shares...........................................8
Account Policies...............................................................8
Investor Services..............................................................9
Management and Investment Adviser.............................................10
Portfolio Manager.............................................................10
Distributions.................................................................11
Tax Considerations............................................................11
Financial Highlights..........................................................12
Account Application...........................................................13
For Additional Information............................................Back Cover


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INVESTMENT OBJECTIVE


The fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objective by investing at least 65% of its assets in equity and debt securities of companies that are headquartered in the southern United States. The fund may invest up to 35% of its assets in securities of companies headquartered outside that region which offer attractive opportunities for capital appreciation. For purposes of this Prospectus, a company is "headquartered" in the southern United States if its principal corporate offices are located in the southern United States or if (alone or on a consolidated basis) it derives 50% or more of its total revenues from either goods produced, sales made or services performed in Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia.

The fund's Adviser believes that the demographic and economic characteristics of the region provide the basis of greater than average potential for capital appreciation of companies headquartered there. These characteristics include mild climate, lower state taxes, labor availability, government attitudes generally favorable to business development and average annual pay below the national average.

The fund's Adviser selects investments primarily based on a fundamental analysis of specific companies. Analysis includes consideration of the overall financial health and prospects of given companies, with attention to the following factors: return on equity, rate of growth of earnings, and price to earnings ratios, as compared to the company's historic performance and to the ratios of the industry at large.

The fund will invest primarily in common stock, preferred stock and convertible debt securities. Normally the fund would not expect to invest more than 35% of its assets in non-convertible debt securities, including high quality money market instruments (such as certificates of deposit), repurchase agreements and cash. The fund will only invest in debt securities that are rated in the top four credit categories by at least one nationally recognized statistical rating organization (NRSRO) at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.


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A variety of factors may influence the fund's investment performance, such as:


      o MARKET RISK. Because the fund invests primarily in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


         For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond values typically decline if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall.


      o GEOGRAPHICAL FOCUS RISK. Investment in a portfolio of securities of companies headquartered in a specific geographical region such as the southern United States in which the fund invests involves greater risk of possible loss than investment in a portfolio of securities which have headquarters throughout the United States. The fund may be more affected by a common adverse factor than a fund with a portfolio which is not geographically concentrated. There is the risk that those economic and demographic factors that, in the opinion of the Adviser, favor the growth of companies headquartered in the southern United States might not result in the growth of such companies or in their stock prices. There is further risk that other factors, such as adverse economic conditions in Latin America, could adversely affect the economic climate of the southern United States.


      o YEAR 2000 RISK. Like other mutual funds, the fund could be affected by problems relating to the ability of computer systems to recognize the year 2000. The fund is taking steps to ensure that its computer systems are compliant with Year 2000 issues and to determine that the systems used by its major service providers are also compliant. Issuers whose securities are held in the fund's portfolio may also be adversely affected by the Year 2000 issue. At the same time, it is impossible to know whether these problems, which could disrupt the fund's operations and investments if uncorrected, have been adequately addressed until the date in question arrives.


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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE:

The following bar chart shows the risks of investing in the fund by showing how the fund's performance has varied from year to year. The fund's inception date was September 22, 1986. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower. The table that follows the chart shows the average annual returns over several time periods for the fund's shares compared with those of the S&P 500 Index.* The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses. The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

Year                      Fund

1989                       14.05%

1990                      -15.07%

1991                       33.79%

1992                       17.46%

1993                        5.20%

1994                       -4.17%

1995                       29.39%

1996                       20.17%

1997                       34.68%

1998                       12.23%

Year-to-date performance as of 9/30/99: -6.02%

Best quarter during years shown: ending December 31, 1998 :    24.11%
Worst quarter during years shown: ending September 30, 1990 : -19.69%


AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1998)

                           SOUTHERN CAPITAL FUND      S&P 500 INDEX

ONE YEAR                          12.23%                  28.58%

FIVE YEARS                        17.61%                  24.06%

TEN YEARS                         13.68%                  19.21%

* The S&P 500 is an unmanaged index of U.S. stocks.


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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases:  (as a
percentage of offering price).....................................   3.0%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and other Distributions.................................   None
Maximum Deferred Sales Charge (Load) .............................   None
Redemption Fee (as a percentage of amount redeemed)...............   None
Exchange Fee......................................................   None
Maximum Account Fee...............................................   None




ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)
----------------------------------------------------------

Management fee...................................................   1.00%
Distribution  and Service (12b-1) fees...........................   0.50%
Other expenses...................................................   0.24%
                                                                    -----
Total annual fund operating expenses.............................   1.74%
                                                                    =====


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR            3 YEARS      5 YEARS     10 YEARS
         ------            -------      -------     --------

         $472                 $833       $1,219       $2,300


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FEES

You may purchase shares at the net asset value next determined after receipt of your order plus a sales charge equal to 3% of the public offering price (3.09% of the net amount of the purchase price invested in shares of the fund). On sales of $1 million or more, you may purchase shares at the net asset value next determined after receipt of your order plus a sales charge equal to 1% of the public offering price (1.01% of the net amount of the purchase price invested in fund shares). If you intend to purchase at least $1 million of fund shares, you may also purchase shares at a 1% sales charge pursuant to a letter of intention program that permits purchases within a two-year period to be aggregated for this purpose. The "letter of intent" allows you to count all investments in this fund or other Morgan Keegan funds over the next 24 months as if you were making them all at once, for purposes of calculating sales charges. In certain other circumstances, the sales charge may be waived; please see the fund's Statement of Additional Information.


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                               Sales Charge

  Your investment      As a % of offering price  As a % of net amount invested
up to $999,999                   3.00%                       3.09%
$1 million and over              0.00%                       0.00%
------------------------------------------------------------------------------


Morgan Keegan acts as distributor of the fund's shares pursuant to a plan of distribution ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and an Underwriting Agreement between it and the fund. Under the Plan, the fund pays Morgan Keegan a service fee computed daily and paid monthly at the annual rate of .25% of the fund's average daily net assets and a distribution fee as compensation for its distribution services, computed daily and paid monthly, at the annual rate of .25% of the fund's average daily net assets. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


YOUR ACCOUNT


BUYING SHARES. If you are buying shares through a Morgan Keegan & Company, Inc. ("Morgan Keegan") investment broker, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT:

o     $500


MINIMUM ADDITIONAL INVESTMENT:

o     $250

Initial and subsequent investments in an IRA account established on behalf of a non working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an
account,            the      minimum       amount        for          subsequent


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investments  will be waived if an  investment  in an IRA or similar  plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

POLICIES FOR BUYING SHARES

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value you must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan investment broker or Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

BUYING SHARES THROUGH AN INVESTMENT BROKER

BY MAIL. Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request, you or your investment broker can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where you do not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC INVESTMENT.    See plan information on page 9.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time) www.morgankeegan.com


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TO ADD TO AN ACCOUNT

BY PHONE.    Contact Morgan Keegan at 800-366-7426.

BY CHECK. Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT. Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o   You are selling more than $100,000 worth of shares
o   The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o   You are transferring shares to an account with a different registration
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

    CORPORATE ACCOUNTS: certified copy of a corporate resolution
    FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

REDEMPTIONS.      The fund will redeem your shares without additional cost.


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TO SELL SOME OR ALL OF YOUR SHARES

THROUGH AN INVESTMENT BROKER

BY MAIL. Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request (see facing page), you or your Morgan Keegan investment broker can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL.   See plan information on page 9.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time) www.morgankeegan.com


ACCOUNT POLICIES

BUSINESS HOURS. The fund is open the same days as the NYSE (generally Monday through Friday). Representatives of the fund are available normally from 8:30 a.m. to 4:30 p.m. central time on these days.

CALCULATING SHARE PRICE. The offering price of one share is its net asset value plus a sales charge (currently a maximum of 3% of the offering price, or 3.09% of the net amount invested). Net asset value per fund share will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Securities owned by the fund for which market quotations are readily available will be valued at current market value, and other securities and assets generally will be valued at fair value by or under the direction of the Board of Directors.

TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your investment broker can also use these privileges with your written permission, to request redemptions. As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for
unauthorized requests.  Unauthorized   telephone




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requests  are rare,  but if you want to  protect  yourself  completely,  you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time. The fund will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES. There is no fee to exchange shares of the fund for Class A shares of Morgan Keegan Select Fund. Your new fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The fund will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $500 due, to exchanges and redemption, Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

SUSPENSION. At any time, the fund may suspend the purchase of its shares. Additionally the fund may suspend the right of redemption.


INVESTOR SERVICES


SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in the fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from their fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.


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EXCHANGES.  It's easy to move money from the fund to the  Morgan  Keegan  Select
Fund, with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com.

OPENING a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your investment broker can help you determine if this fund is right for you. He or she is trained to understand investments and can help speed the application process.

TAKE ADVANTAGE of everything your investment broker and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your investment broker can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.


MANAGEMENT AND INVESTMENT ADVISER


The fund is managed by Morgan Asset Management, Inc. ("Adviser"), a wholly owned subsidiary of Morgan Keegan, Inc. Subject to the supervision of the Board of Directors, the Adviser manages the investment and other affairs of the fund and directs the investments of the fund in accordance with its investment objective, policies and limitations pursuant to an Investment Advisory and Management Agreement between the fund and the Adviser. The Adviser's address is Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. Founded in 1986, the Adviser has, as of September 30, 1999, more than $1 billion in total assets under management.

The Adviser receives for its services a management fee, calculated daily and payable quarterly, at an annual rate of 1% of the average daily net assets of the fund for the first $100 million of average daily net assets and 0.75% of average daily net assets exceeding $100 million. The Adviser has agreed to waive its fee and to reimburse the fund to the extent its annual expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 2.0% of net assets. The net fee paid to the Adviser for the past fiscal year was $877,482. The fund expects to use Morgan Keegan as broker for all or a substantial portion of its agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Morgan Keegan also provides accounting services to the fund and acts as its transfer and dividend disbursing agent.

PORTFOLIO MANAGER

Since July 1, 1994, E. Elkan Scheidt, a managing director of Morgan Keegan and an employee of Morgan Asset Management, Inc. has served as the portfolio manager of the fund. From November 1990 to July 1, 1994, Mr. Scheidt served as assistant to the portfolio manager of the fund. Mr. Scheidt joined Morgan Keegan as an investment broker in 1985. He received a B.A. in Economics from Tulane University in New Orleans, Louisiana.

DISTRIBUTIONS

INCOME AND CAPITAL GAIN DISTRIBUTIONS. The fund distributes its net investment income and net capital gain to shareholders. Net capital gains, if any, are distributed annually.

You may have your distributions reinvested in shares of the fund or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the fund. Distributions to Keogh plans, 401(k) plans and other qualified retirement plans are generally reinvested in fund shares (without a sales charge).

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. Every year, the fund will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year. In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as long-term capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

The sale of shares in your account may produce a taxable gain or loss. For tax purposes, an exchange is the same as a sale.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in the fund shortly before a capital gain distribution payment date (if the fund makes a capital gain distribution, you will receive some of your investment back as a taxable distribution), or
o Selling shares of the fund at a loss for tax purposes and reinvesting in shares of the fund within 30 days before or after that sale (such a transaction is considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss).

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer identification information and 31% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. Annual Reports may be obtained without charge by calling 1-800-366-7426.


                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                6/30/99         6/30/98         6/30/97         6/30/96         6/30/95
                               ----------      ----------      ---------      ----------      ----------

Net Asset Value,                $  26.56        $  21.64       $  18.06        $  14.34       $  12.96
   beginning of period

---------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income
     (loss)                        (0.17)         (0.16)          (0.11)          (0.07)          0.07
   Net Gains on Securities          1.46           5.57            4.64            4.08           1.68
   Total from Investment
   Operations                       1.29           5.41            4.53            4.01           1.75

---------------------------
LESS DISTRIBUTIONS
  Dividends (from net                -              -                -            (0.03)         (0.08)
   investment income)
  Distribution (from
   realized gains)                 (0.72)         (0.49)           (0.87)         (0.26)         (0.29)
  Distribution (return of
   capital)                        (0.03)           -              (0.08)           -               -
  Net Asset Value, end of
   period                         $27.10          $26.56          $21.64         $18.06         $14.34
  Total Return**                    5.20%          25.32%          26.32%         28.30%         13.81%

---------------------------
RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of
   period                    $95,893,801     $88,207,007     $53,925,763     $37,505,196     $27,259,499
  Expenses to Average
   Net Assets+                      1.74%          1.79%           2.00%           2.00%          2.00%
  Net Investment Income
   to Average Net Assets            (0.7%)         (0.7%)          (0.6%)          (0.5%)          0.6%
Portfolio Turnover Rate               15%            28%             30%             69%            54%

---------------------------


**  Total return does not include front end sales load.

+ 2.2% and 2.2%, before excess reimbursement and fee waiver from Advisor in 1996 and 1995, respectively.

                  MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

ACCOUNT APPLICATION

Do not use this Application for IRA or Keogh Plans.
For special forms or if you need assistance completing this Application, Please call your Morgan Keegan broker or Morgan Keegan at 1-800-366-7426.

Please print all items except signatures.
Please use blue or black ink only.


1.    ACCOUNT REGISTRATION (PLEASE CHOOSE ONE)

[   ] Individual or Joint Account*


_________________________________________________________________________________________
Owner's name (first, middle initial, last)
and

_________________________________________________________________________________________
Joint owner's name (first, middle initial, last)

*Joint tenancy with right of survivorship presumed, unless otherwise indicated.

OR

[   ] UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

________________________________________________________________________________________as
custodian for
Custodian's name (first, middle initial, last - one custodian only)


__________________________________________________________________________________________
Minor's name (first, middle initial, last - one minor only)


Under the ____________________________________________Uniform Gifts/Transfers to Minors Act
                          State

-----/------/------
Minor's date of birth

OR

[   ] TRUST


______________________________________________________________________________As trustee(s) of
Trustee(s) name


_____________________________________________________________________________for the benefit of
Name of trust agreement


_________________________________________________________________________________________
Beneficiary's name (if applicable)                       Date of trust agreement

For Trust Accounts, a Multi-Purpose Certification form may be required to authorize redemptions and add privileges. Please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426 to determine if a Multi-Purpose Certification Form is required.

OR

[   ] CORPORATION, PARTNERSHIP, ESTATE OR OTHER ENTITY


________________________________________________________________________________
Name of Corporation, Partnership, Estate or Other Entity


________________________________________________________________________________
Type of Entity

For Corporation, Partnership, Estate or other Entities, a Multi-Purpose Certification Form is required to authorize redemptions and add privileges. If you have any questions please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426.

2.    ADDRESS


________________________________________________________________________________
Street or P.O. Box                                    Apt. No.


________________________________________________________________________________
City                    State                   Zip Code
(      )                                  (      )

________________________________________________________________________________
Daytime phone number                      Evening phone number

If you are not a citizen or resident alien of the U.S., please specify country of permanent residence.


________________________________________________________________________________
Country of permanent residence

3.    SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]

o  INDIVIDUAL ACCOUNTS Specify the Social Security number of the owner.
o  *JOINT ACCOUNTS Specify the Social Security number of the first named owner.
o UNIFORM GIFTS/TRANSFERS TO MINORS ACCOUNTS Specify the minor's Social Security number.
o CORPORATIONS, PARTNERSHIPS, ESTATES, OTHER ENTITIES OR TRUST ACCOUNTS Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the fund.

*In ADDITION to the above, Joint accounts must ALSO specify the Social Security number of the second named owner here.

[-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----] [-----]

4. INVESTMENT METHOD (MINIMUM INVESTMENT: $1,000)

[   ] CHECK

Enclosed is a check payable to Morgan Keegan. (Neither initial nor subsequent investments should be made by third party check.)

FOR $___________________________________________________________________________
            Amount


5. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS CHECK ONE ONLY. IF YOU DO NOT CHECK ONE OF THE FOLLOWING OPTIONS, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED.

___   Reinvest all dividends and capital gain distributions.

___   Pay all dividends and capital gain distributions by check.

___   Pay all dividends by check and reinvest all capital gain distributions.


6.    SYSTEMATIC INVESTMENT PLAN (SIP)
PERMITS  YOU  TO  PURCHASE   SHARES   AUTOMATICALLY   ON  A  REGULAR   BASIS  BY
ELECTRONICALLY TRANSFERRING A SPECIFIED DOLLAR AMOUNT FROM YOUR BANK ACCOUNT TO YOUR MORGAN KEEGAN FUNDS' MUTUAL FUND ACCOUNT.

___   Yes, I (we) want the Morgan Keegan Funds Systematic Investment Plan (SIP)

You must attach a voided check to this Application. Money will be transferred only from the bank account indicated on the voided check.

Check the day of the month most convenient for you to have your bank account debited. You can invest once or twice a month ($250 minimum investment(s)).

___  1st          ___  15th         ___  both dates

Amount you would like to invest each time:  $______________

7.    TELEPHONE PRIVILEGES

TELEPHONE REDEMPTION permits redemption proceeds paid by check, payable to your account's registration and mailed to your account's address.

TELEPHONE EXCHANGE permits exchanges by telephone among Morgan Keegan Funds with the same registration.

Please check one:  I (we) do ___, do not ____ want the TELEPHONE REDEMPTION privilege.
Please check one:  I (we) do ___, do not ____ want the TELEPHONE EXCHANGE privilege.

8.  OPTIONAL  INFORMATION  (we  are  required  by the  National  Association  of
Securities Dealers, Inc. to request this information).


________________________________________________________________________________
Owner's occupation                                         Owner's date of birth


________________________________________________________________________________
Owner's employer's name


________________________________________________________________________________
Owner's employer's address


________________________________________________________________________________
Joint owner's occupation                             Joint owner's date of birth


________________________________________________________________________________
Joint owner's employer's name


________________________________________________________________________________
Joint owner's employer's address

9. SIGNATURE By signing below, you certify and agree that:

You have received a current Fund Prospectus and agree to its terms. It is your responsibility to read the Prospectus of any Fund into which you may exchange. You have full authority and are of legal age to buy and redeem shares (custodians certify they are duly authorized to act on behalf of the investors).

The Fund's Transfer Agent, Morgan Keegan, Morgan Keegan Select Fund, Inc., Morgan Keegan Southern Capital Fund, Inc., Morgan Asset Management, Inc., any affiliate and/or any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions or inquiries reasonably believed to be genuine.

You understand that mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, the U.S. Government or its Agencies, and are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other Agency.

The net asset  value of funds of this type will fluctuate from time to time.

Taxpayer Identification Number Certification

The IRS requires all taxpayers to write their Social Security number or other Taxpayer Identification Number in Section 4 of this Application and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security number or Taxpayer Identification Number will result in the withholding of 31% of all taxable dividends and other distributions paid to your account and proceeds from redemptions of your shares (referred to as "backup withholding").

Understanding penalties of perjury, you certify that:

(1) The Social Security Number or other Taxpayer Identification Number on this Application is correct: and (2) you are not subject to backup withholding because (a) you are exempt from backup withholding; (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or (c) the IRS has notified you that you are no longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

PLEASE SIGN HERE:

X_______________________________________________________________________________
OWNER OR CUSTODIAN


X_______________________________________________________________________________
JOINT OWNER (IF ANY), CORPORATE OFFICER, PARTNER, TRUSTEE, ETC.

Date____________________      Title_______________________________

Mailing Instructions
Please mail the application to:

Your Morgan Keegan broker.

Or

Morgan Keegan Southern Capital Fund, Inc.
50 North Front Street
Memphis, TN 38103

THIS APPLICATION MUST BE FILED WITH THE TRANSFER AGENT BEFORE ANY REDEMPTION REQUEST CAN BE HONORED.

YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT RECEIVED, SHARES PURCHASED AND PRICE PAID PER SHARE.

Please do not complete

Account Number _____________________________    Rep Number_________________

                      (This page intentionally left blank.)

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 1999, containing further information about the fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

Free copies of the annual and semi-annual reports and SAI may be obtained:

o     from your Morgan Keegan investment broker;

o     by calling Morgan Keegan at 800-366-7426;

o     by writing to Morgan Keegan at the address noted below; or

o     by accessing the Web site maintained by the SEC (http://www.sec.gov).



Information about the fund (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for further information), or may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38103


















                  Investment Company Act File No. 811-4658.


                                       19